                                                            [PIONEER LOGO]

Pioneer
Gold Shares

ANNUAL REPORT
OCTOBER 31, 1995

Dear Shareowners,
-------------------------------------------------------------------------------

Pioneer Gold Shares closed its sixth fiscal year on October 31, 1995. During the first six months of the period, gold-oriented investors had many reasons to feel good about their investment choice. In March, the U.S. dollar began a steep decline in value versus both the Japanese yen and German deutschemark. In reaction, investors' demand for gold rose, pushing up the price of gold bullion to as high as $395 an ounce.

By the close of the fiscal year, however, enthusiasm for gold had cooled in the face of continued low inflation in most major nations. Strong U.S. stock markets and rapidly changing foreign currency exchange rates clouded gold markets. Global investors became disappointed by heavy forward selling by producers and gold's failure to break above the $400 per ounce mark. The disappointment helped drive down the price of gold, to $383 as of October 31, more than undoing gains gold-related stocks had made earlier in the year.


                           How Your Fund Performed

Because Pioneer Gold Shares' investment focus is on gold- mining companies, the Fund's performance tends to track gold prices. Accordingly, we report the following results for the 12 months ended October 31, 1995.

For additional performance information, please turn to pages 3 and 4.


                                 Class A Shares

(bullet) Net asset value was $6.80 per share on October 31, 1995, versus $7.94 per share one year earlier.

(bullet) The Fund generated a 12-month total return of -14.36% at net asset value, -19.24% at maximum public offering price, reflecting the drop off in gold prices. The broad-based Standard &Poor's 500 Index posted a total return of 26.36% over the same period, reflecting the high-flying performance of the U.S. stock market. Total return reflects the change in share price, assuming the reinvestment of all distributions at net asset value.


                                 Class B Shares

(bullet) Net asset value was $6.73 per share on October 31, 1995, versus $7.89 per share one year earlier.

(bullet) The Fund generated a 12-month total return of -14.70% assuming shares were held throughout the period and -18.11% if shares were redeemed, reflecting the drop off in gold prices. The broad-based Standard & Poor's 500 Index posted a total return of 26.36% over the same period, reflecting the high- flying performance of the U.S. stock market. Total return reflects the change in share price, assuming the reinvestment of all distributions.


                        Investment Emphasis Remains on
                            Gold Mining Operations

Your Fund is designed to offer shareowners a convenient way to participate in the fortunes of the gold market. Accordingly, we focus primarily on investments in companies involved with the production and distribution of gold, typically mining operations. Investments tied to other precious metals have played a much smaller role, although we do take advantage of interesting opportunities related to silver or platinum.

As a matter of management policy, the Fund stays as fully invested as is practical, and temporary cash investments accounted for just over 10% of the portfolio on October 31. By taking this approach, we believe we are able to deliver the truly gold-oriented fund you expect. This strategy also means that the Fund's price will tend to move quickly, up or down, in response to changes or events that affect gold and gold-related companies.

When we look for investments, we look for value. Our research process for the Fund is designed to identify high- quality, low-cost producers whose stock is selling at a price below the value we think they truly offer. Companies in the portfolio tend to be leaders in their market niche, with rich mineral resources or access to them.

The past year was one of incremental change to the portfolio. We trimmed holdings in stocks that met our target prices, including Placer Dome, Euro-Nevada Mining and Franco-Nevada Mining. We added to holdings in Santa Fe Pacific and TVX. Newmont remains the Fund's largest position and continues to show good rising production and profitability.

We added to holdings in Coeur d'Alene Mines and to the Fund's investments in South Africa, including Vaal Reefs. Australia, 14% of the portfolio, continues to offer attractive, resource-rich operations. Among these are renowned names such as Homestake Gold of Australia and Newcrest Mining, major players in gold extraction and production. The Fund also is invested in the resource-rich Ashanti Goldfields Co., Ltd., the major, publicly traded gold mining company in Ghana.


                                 Looking Ahead

We believe that supply and demand, the two major drivers of the gold market, are still in a position to support the price of gold, even if they do not propel it above $400 an ounce. Supply has been slow to increase, in part because of the lag time and capital investment required for mining operations to expand output. At the same time, demand has steadily risen, and held, above production levels. Gold for jewelry has been a significant draw, particularly in emerging nations. Even so, we think investors should expect gold to continue trading within a relatively tight range, as we saw occur over the past months.

Our strategy for your Fund will remain focused on low-cost, high-quality manufacturers of gold, with a smattering of other precious metals as opportunities arise. We continue to believe that this will give shareowners real value, and an effective way to participate in the gold market.

The following pages include the audited Schedule of Investments for the Fund, along with financial statements, as of October 31, 1995. If you have any questions about your investment in Pioneer Gold Shares, please contact your investment representative, or call Pioneer at 1-800-225-6292. Thank you for your support.


Respectfully,


/S/ JOHN F. COGAN, JR.

John F. Cogan, Jr.
Chairman and President,
Pioneer Gold Shares

December 8, 1995

                       GROWTH OF A $10,000 INVESTMENT*

The following chart shows the growth of a $10,000 investment made in Pioneer Gold Shares Class A shares at public offering price on July 25, 1990, compared to the growth of the Standard & Poor's 500 Index+.

[LINE CHART]

PIONEER GOLD SHARES CLASS A:
Average Annual Total Returns
(for periods ended October 31, 1995

                            Net Asset        Public Offering
Class A Shares                Value               Price
--------------                -----               -----
Life of Fund (7/25/90)        0.62%               -0.49%
Five Years                    5.05                 3.80
Three Years                  10.57                 8.39
One Year                    -14.36               -19.24

7/31/90   9425    10000
10/31/90  7614     8619
1/31/91   6957     9844
4/30/91   7329    10823
7/31/91   7957    11280
10/31/91  7643    11507
1/31/92   7565    12073
4/30/92   6691    12344
7/31/92   7880    12719
10/31/92  7207    12649
1/31/93   6648    13349
4/30/93   9170    13481
7/31/93  11663    13824
10/31/93 10660    14533
1/31/94  11835    15060
4/30/94  10588    14199
7/31/94  10603    14541
10/31/94 11376    15095
1/31/95   9098    15413
4/30/95  10688    16672
7/31/95  11004    18326
10/31/95  9743    19074

Pioneer Gold Shares Class A
Standard & Poor's 500 Index

$20,000
 18,000
 16,000
 14,000
 12,000
 10,000
  8,000
  6,000

The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses.

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of all distributions at net asset value.

+ Index comparisons begin July 31, 1990.

Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       GROWTH OF A $10,000 INVESTMENT*

The following chart shows the growth of a $10,000 investment made in Pioneer Gold Shares Class B shares, compared to the growth of the Standard & Poor's 500 Index.

[LINE CHARD]

PIONEER GOLD SHARES CLASS B:
Average Annual Total Returns
(for periods ended October 31, 1995)

Class B Shares                     If Held             If Redeemed*
--------------                     -------             -----------
Life of Fund (4/4/94)               -9.14%                -11.45%
One Year                           -14.70                 -18.11

4/30/94   10000   10000
5/31/94   10447   10124
6/30/94    9986    9928
7/31/94    9973   10241
8/31/94   10555   10626
9/30/94   11516   10414
10/31/94  10677   10631
11/30/94   9486   10211
12/31/94   9702   10412
1/31/95    8539   10665
2/28/95    8850   11049
3/31/95    9959   11422
4/30/95   10027   11742
5/31/95   10000   12168
6/30/95   10027   12509
7/31/95   10298   12907
8/31/95   10325   12903
9/30/95   10352   13500
10/31/95   8743   13433

$14,000
 13,000
 12,000
 11,000
 10,000
  9,000
  8,000

Pioneer Gold Shares Class B
Standard & Poor's 500 Index

The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses.

* Reflects deduction of the maximum 4.0% contingent deferred sales charge at the end of the period and assumes reinvestment of distributions.

Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-----------------------------------------------------------------------------------
         SCHEDULE OF INVESTMENTS--PIONEER GOLD SHARES--October 31, 1995
-----------------------------------------------------------------------------------

    Shares                                                                Value
-------------                                                         -------------
                                COMMON STOCKS--89.5%
                               PRECIOUS METALS--89.5%
                                  Australia--13.8%
      470,000   Gold Mines of Kalgoorlie Ltd.                          $   375,399
      510,000   Homestake Gold of Australia Ltd.*                          737,106
      282,200   Newcrest Mining Ltd.                                     1,159,197
       42,500   Plutonic Resources Ltd.                                    193,975
      250,000   Posgold Ltd.*                                              429,789
      195,000   St. Barbara Mines Ltd.                                     118,667
      119,000   Sons of Gwalia NL                                          588,392
                                                                       -----------
                                                                       $ 3,602,525
                                                                       -----------
                                    Canada--34.7%
       60,000   Agnico-Eagle Mines Ltd.                                $   660,000
       51,742   American Barrick Resources Corp.                         1,196,534
      106,300   Cambior, Inc.                                            1,047,193
       37,000   Echo Bay Mines Ltd.                                        333,000
       12,500   Euro-Nevada Mining Corp.                                   413,569
        7,250   Franco-Nevada Mining Corp., Ltd.                           393,494
      100,900   Hemlo Gold Mines Inc.                                      832,425
       40,000   Kinross Gold Corp.*                                        297,398
       35,800   Pegasus Gold, Inc.                                         393,800
       39,200   Placer Dome, Inc.                                          857,500
       25,000   Prime Resources Group, Inc.*                               181,227
       14,300   Rayrock Yellowknife Resources, Inc.*                       106,320
       29,300   Teck Corp. (Class B)                                       539,164
      175,200   TVX Gold Inc.*                                           1,138,800
       66,600   Viceroy Resources Corp.*                                   259,963
       63,900   Wharf Resources Ltd.                                       419,344
                                                                       -----------
                                                                       $ 9,069,731
                                                                       -----------
                                     Ghana--4.4%
       65,000   Ashanti Goldfields Co., Ltd. (G.D.R.)                  $ 1,145,625
                                                                       -----------
                                 Great Britain--2.2%
       60,383   Johnson Matthey Plc                                    $   577,436
                                                                       -----------
                                 South Africa--7.4%
       35,000   Driefontein Consolidated Ltd. (A.D.R.)                 $   385,000
       44,600   Free State Consolidated Gold Mines, Ltd. (A.D.R.)          420,912
       33,000   Kloof Gold Mining Co., Ltd. (A.D.R.)                       309,375
       15,289   Rustenberg Platinum Holdings Ltd. (A.D.R.)*                271,380
       97,500   Vaal Reefs Exploration & Mining Co., Ltd. (A.D.R.)         554,531
                                                                       -----------
                                                                       $ 1,941,198
                                                                       -----------
                                United States--27.0%
       51,600   AMAX Gold Inc.                                         $   290,250
      129,000   Battle Mountain Gold Co.                                   983,625
       53,000   Coeur d'Alene Mines Corp.                                  894,375
       30,000   Firstmiss Gold Inc.                                        540,000
       20,900   FMC Gold Co.                                                80,987
       35,000   Freeport-McMoRan Copper & Gold Inc. (Class A)              800,625
       31,095   Hecla Mining Co.*                                          229,326
       59,900   Homestake Mining Co.                                       920,962
       15,825   Newmont Gold Co.                                           569,700
       24,088   Newmont Mining Corp.                                       909,322
       84,000   Santa Fe Pacific Gold Corp.                                829,500
                                                                       -----------
                                                                       $ 7,048,672
                                                                       -----------
                   TOTAL PRECIOUS METALS                               $23,385,187
                                                                       -----------
                   TOTAL COMMON STOCKS (Cost $24,329,156) (a)(b)       $23,385,187
                                                                       -----------

  The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------------------------------------
    SCHEDULE OF INVESTMENTS--PIONEER GOLD SHARES--October 31, 1995--Continued
---------------------------------------------------------------------------------------

  Principal
    Amount                                                                    Value
-------------                                                             -------------
                            TEMPORARY CASH INVESTMENTS--10.5%
   $1,400,000   Commercial Credit Corp., 5.70%, 11/01/95                   $ 1,400,443
    1,342,000   Ford Motor Credit Co., 5.78%, 11/02/95                       1,342,216
                                                                           -----------
                TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,742,000)         $ 2,742,659
                                                                           -----------
                TOTAL INVESTMENT IN SECURITIES--100% (Cost $27,071,156)    $26,127,846
                                                                           ===========

  * Non-income producing security.
(a) At October 31, 1995, the net unrealized loss on investments based on cost for federal income tax purposes of $24,341,504 was as follows:

                Aggregate gross unrealized gain for all investments in
                  which there is an excess of value over tax cost          $ 2,664,781
                Aggregate gross unrealized loss for all investments in
                  which there is an excess of tax cost over value           (3,621,098)
                                                                           -----------
                Net unrealized loss                                        $  (956,317)
                                                                           ===========
(b) At October 31, 1995, the Fund had a capital loss carryforward of $72,050 which will expire in the year 2001.
--------------------------------------------------------------------------------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1995 aggregated approximately $3,655,000 and $1,439,000, respectively.


  The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------------------------------------
                                       PIONEER GOLD SHARES
                                 BALANCE SHEET--OCTOBER 31,1995
------------------------------------------------------------------------------------------------------
ASSETS:
 Investment in securities, at value (including temporary cash investments of
  $2,742,659)
  (cost $27,071,156; see Schedule of Investments and Note 1)                              $26,127,846
 Cash                                                                                             852
 Receivables--
  Trust shares sold                                                                           135,305
  Dividends                                                                                    11,942
 Other                                                                                         17,109
                                                                                          -----------
   Total assets                                                                           $26,293,054
                                                                                          -----------
LIABILITIES:
 Payables--
  Trust shares repurchased                                                                $    49,878
  Investment securities purchased                                                              14,375
 Accrued expenses (Notes 2, 3 and 4)                                                           54,904
                                                                                          -----------
   Total liabilities                                                                      $   119,157
                                                                                          -----------
NET ASSETS:
 Paid-in capital (Note 1)                                                                 $27,202,264
 Accumulated net realized loss on investments (Note 1)                                        (84,398)
 Net unrealized loss on investments (Note 1)                                                 (943,969)
                                                                                          -----------
   Total net assets                                                                       $26,173,897
                                                                                          ===========
NET ASSET VALUE PER SHARE:
Class A--(based on $24,411,993/3,588,062 shares of beneficial interest outstanding--
  unlimited number of shares authorized)                                                        $6.80
                                                                                          ===========
Class B--(based on $1,761,904/261,928 shares of beneficial interest outstanding--
  unlimited number of shares authorized)                                                        $6.73
                                                                                          ===========
MAXIMUM OFFERING PRICE:
Class A                                                                                         $7.21
                                                                                          ===========

  The accompanying notes are an integral part of these financial statements.

-----------------------------------------------------------------------------------------
                                  PIONEER GOLD SHARES
                                STATEMENT OF OPERATIONS
                          FOR THE YEAR ENDED OCTOBER 31, 1995
-----------------------------------------------------------------------------------------
INVESTMENT INCOME (Note 1):
 Dividends (net of withholding tax of $30,713)                     $322,209
 Interest                                                           106,972
                                                                   --------
   Total investment income                                                    $   429,181
                                                                              -----------
EXPENSES:
 Management fees (Note 2)                                          $174,094
 Distribution fees (Note 4)
  Class A                                                            55,852
  Class B                                                            14,660
 Transfer agent fees (Note 3)
  Class A                                                            79,620
  Class B                                                             5,432
 Registration fees                                                   71,158
 Professional fees                                                   37,315
 Accounting (Note 2)                                                 87,885
 Custodian fees                                                      16,075
 Fees and expenses of nonaffiliated trustees                         12,302
 Printing                                                            48,185
 Miscellaneous                                                       21,289
                                                                   --------
   Total expenses                                                             $   623,867
   Less fees paid indirectly (Note 5)                                              (3,958)
   Less management fees waived and expenses assumed by
     Pioneering Management Corporation (Note 2)                                  (139,498)
                                                                              -----------
   Net expenses                                                               $   480,411
                                                                              -----------
   Net investment loss                                                        $   (51,230)
                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments (Note 1)                                    $    6,397
 Change in net unrealized gain on investments                                  (4,123,733)
                                                                              -----------
 Net loss on investments                                                      $(4,117,336)
                                                                              -----------
   Net decrease in net assets resulting from operations                       $(4,168,566)
                                                                              ===========

  The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------------------------------------------------------
                                       PIONEER GOLD SHARES
                               STATEMENTS OF CHANGES IN NET ASSETS
                          FOR THE YEARS ENDED OCTOBER 31, 1995 AND 1994
---------------------------------------------------------------------------------------------------------

                                                                                 1995           1994
                                                                             ------------   ------------
FROM OPERATIONS:
 Net investment loss                                                         $    (51,230)  $    (89,040)
 Net realized gain on investments and foreign currency related
  transactions                                                                      6,397        113,251
 Change in net unrealized gain on investments                                  (4,123,733)       897,002
                                                                             ------------   ------------
   Net increase (decrease) in net assets resulting from operations           $ (4,168,566)  $   921,213
                                                                             ------------   ------------
FROM TRUST SHARE TRANSACTIONS:
 Net proceeds from sale of shares                                            $ 18,503,183   $ 26,462,253
 Cost of shares repurchased                                                   (15,279,791)   (14,321,485)
                                                                             ------------   ------------
   Increase in net assets resulting from trust share transactions            $  3,223,392   $ 12,140,768
                                                                             ------------   ------------
   Net increase (decrease) in net assets                                     $   (945,174)  $ 13,061,981

NET ASSETS:
 Beginning of year                                                             27,119,071     14,057,090
                                                                             ------------   ------------
 End of year                                                                 $ 26,173,897   $ 27,119,071
                                                                             ============   ============


                                   YEAR ENDED                   YEAR ENDED
                                OCTOBER 31, 1995             OCTOBER 31,1994
                           --------------------------   --------------------------
                             Shares        Amount         Shares        Amount
                           ------------  ------------   ------------ -------------
CLASS A
 Shares sold                2,085,125    $ 15,212,360    3,192,531    $ 25,169,438
 Less shares repurchased   (1,793,566)    (13,045,144)  (1,784,885)    (13,969,554)
                           ----------    ------------   ----------    ------------
 Net increase                 291,559    $  2,167,216    1,407,646    $ 11,199,884
                           ==========    ============   ==========    ============

CLASS B*
 Shares sold                  443,501    $  3,290,823      164,903    $  1,292,815
 Less shares repurchased     (302,063)     (2,234,647)     (44,413)       (351,931)
                           ----------    ------------   ----------    ------------
 Net increase                 141,438    $  1,056,176      120,490    $    940,884
                           ==========    ============   ==========    ============


* Class B shares were first publicly offered on April 4, 1994.


  The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------------------------------------------------------------
                                                  PIONEER GOLD SHARES
                                                  FINANCIAL HIGHLIGHTS
                            SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   JULY 25,
                                                                       FOR THE YEARS ENDED OCTOBER 31,             1990 TO
                                                             ---------------------------------------------------  OCTOBER 31,
                                                               1995        1994      1993      1992       1991       1990
                                                             --------    --------  --------  --------   --------   --------
CLASS A
Net asset value, beginning of period                         $  7.94     $  7.44   $  5.03   $  5.35    $  5.33    $  6.50
                                                             -------     -------   -------   -------    -------    -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                $ (0.01)    $ (0.03)  $ (0.03)  $ (0.02)   $  0.01    $ (0.14)

 Net realized and unrealized gain (loss) on investments and
   foreign currency related transactions                       (1.13)       0.53      2.44     (0.28)      0.01      (1.03)
                                                             -------     -------   -------   -------    -------    -------
   Net increase (decrease) from investment operations        $ (1.14)    $  0.50   $  2.41   $ (0.30)   $  0.02    $ (1.17)
                                                             -------     -------   -------   -------    -------    -------
Distribution to shareholders from:
 Net investment income                                           --          --        --      (0.02)       --         --
Net increase (decrease) in net asset value                   $ (1.14)    $  0.50   $  2.41   $ (0.32)   $  0.02    $ (1.17)
                                                             -------     -------   -------   -------    -------    -------
Net asset value, end of period                               $  6.80     $  7.94   $  7.44   $  5.03    $  5.35    $  5.33
                                                             =======     =======   =======   =======    =======    =======
Total return*                                                 (14.36%)      6.72%    47.91%    (5.70%)     0.38%    (18.00%)
Ratio of net operating expenses to average net assets           1.76%+      1.75%     1.75%     1.75%      1.75%      9.21%**
Ratio of net investment income (loss) to average net assets    (0.16%)+    (0.40%)   (0.52%)   (0.35%)     0.18%     (6.31%)**
Portfolio turnover rate                                         5.79%       2.86%     6.00%     4.00 %    10.00%     15.00%**
Net assets, end of period (in thousands)                     $24,412     $26,168   $14,057   $ 3,461    $ 1,800    $ 1,399
Ratios assuming no waiver of management fees or assumption
  of expenses by PMC and no reduction for fees paid
  indirectly:
  Net operating expenses                                        2.28%       2.14%     3.23%     6.62%     10.97%       --
  Net investment loss                                          (0.68%)     (0.79%)   (2.00%)   (5.22%)    (9.04%)      --
Ratios assuming waiver of management fees and assumption of
  expenses by PMC and reduction for fees paid indirectly:
  Net operating expenses                                        1.75%         --       --        --         --         --
  Net investment loss                                          (0.15%)        --       --        --         --         --


 + Ratios include fees paid indirectly.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.


  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------------------------------------------------
                                                PIONEER GOLD SHARES
                                               FINANCIAL HIGHLIGHTS
                     SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

                                                                                              Year             April 4,
                                                                                             Ended              1994 to
                                                                                           October 31,        October 31,
                                                                                              1995               1994
                                                                                          ------------       ------------
CLASS B
Net asset value, beginning of period                                                        $  7.89             $ 7.83
                                                                                            -------             ------
Increase (decrease) from investment operations:
 Net investment loss                                                                        $ (0.05)            $(0.03)
 Net realized and unrealized gain (loss) on investments and foreign currency
   related transactions                                                                       (1.11)              0.09
                                                                                            -------             ------
Net increase (decrease) in net asset value                                                  $ (1.16)            $ 0.06
                                                                                            -------             ------
Net asset value, end of period                                                              $  6.73             $ 7.89
                                                                                            =======             ======
Total return*                                                                                (14.70%)             0.77%
Ratio of net operating expenses to average net assets                                          2.57%+             2.67%**
Ratio of net investment loss to average net assets                                            (1.01%)+           (1.42%)**
Portfolio turnover rate                                                                        5.79%              2.86%
Net assets, end of period (in thousands)                                                    $ 1,762             $  951
Ratios assuming no waiver of management fees or assumption of expenses by PMC and no reduction for fees paid indirectly:
  Net operating expenses                                                                       3.12%              2.79%
  Net investment loss                                                                         (1.56%)            (1.54%)
Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:
    Net operating expenses                                                                     2.53%               --
    Net investment loss                                                                       (0.97%)              --



 + Ratios include fees paid indirectly.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.


  The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS -- October 31, 1995
-------------------------------------------------------------------------------

1. Pioneer Gold Shares (the Fund), one of three funds that composes Pioneer Growth Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

   The Board of Trustees (the Trustees) has authorized the issuance of two share classes of the Fund, designated as Class A and Class B shares. Class B shares were first publicly offered on April 4, 1994. Shares issued and outstanding prior to April 4, 1994 were designated as Class A shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by shareholders of Class A and Class B shares, respectively.

   The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

        A. Security Valuation--Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Trustees. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates value. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

        Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

        B. Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

        Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

        C. Federal Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        The Fund has reclassified from net investment loss $48,937 and $2,293 to paid-in capital and accumulated net realized loss on investments, respectively. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

        D. Trust Shares--The Fund records sales and repurchases of its trust shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $31,818 in underwriting commissions on the sale of the Fund's trust shares dur-

-------------------------------------------------------------------------------

     ing the year ended October 31, 1995. Distributions to shareholders are recorded as of the ex-dividend date. Dividends paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A and Class B shares bear different transfer agent and distribution fees.


        E. Class Allocations--Distribution expenses are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund, respectively. Shareholders of Class A and Class B share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

        F. Reclassification--Certain prior year amounts have been reclassified to be consistent with current year presentation.

2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; and 0.45% of the excess over $1 billion.

   PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B shares will be reduced only to the extent that such expenses are reduced for Class A shares.

   In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in accrued expenses is $6,732 in accounting fees payable to PMC at October 31, 1995.

3. PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in accrued expenses is $8,844 in transfer agent fees payable to PSC at October 31, 1995.

4. The Fund adopted a Plan of Distribution for Class A shares (Class A Plan) and Class B shares (Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. These plans allow for Class A shares and Class B shares to reimburse and compensate PFD for providing varying levels of distribution services and other account maintenance services. The Class A Plan and Class B Plan provide for reimbursement of PFD's distribution services in an amount up to 0.25% and 0.75%, respectively, of the average daily net assets of the respective classes of shares. The Fund may also compensate PFD for additional services in an amount up to 0.25% of the Fund's average daily net assets attributable to Class B shares. Included in accrued expenses is $7,067 in distribution fees payable to PFD at October 31, 1995.

   In addition, Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates beginning at 4.0% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the year ended October 31, 1995, CDSC in the amount of $5,311 was paid to PFD.

5. The Fund has entered into certain expense offset arrangements resulting in a reduction of the Fund's total expenses. For the year ended October 31, 1995, fees paid indirectly through such offset arrangements were $3,958.

-------------------------------------------------------------------------------
TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF TRUSTEES AND OFFICERS (UNAUDITED)
-------------------------------------------------------------------------------

The aggregate direct remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended October 31, 1995 was approximately $9,000, plus expenses incurred in attending trustees meetings of approximately $3,000. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., the investment adviser and principal underwriter, respectively, of the Fund (approximately $300 in 1995), are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management contract with the Fund. At October 31, 1995, the trustees and officers of the Fund owned beneficially 39,413 Class A shares of the Fund (approximately 1.10% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 15% of the outstanding shares of capital stock at October 31, 1995.

REPORT OF INDEPENDENT PUBLIC ACCOUNTS
-------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER GOLD SHARES:

    We have audited the accompanying balance sheet of Pioneer Gold Shares (one of three funds that composes Pioneer Growth Trust) including the schedule of investments, as of October 31, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Gold Shares as of October 31, 1995, the results of its operations, the changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                     ARTHUR ANDERSEN LLP
November 27, 1995

                              PIONEER GOLD SHARES
                                60 State Street
                                Boston, MA 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

TRUSTEES
JOHN F. COGAN, JR.                           MARGUERITE A. PIRET
RICHARD H. EGDAHL, M.D.                      DAVID D. TRIPPLE
MARGARET B.W. GRAHAM                         STEPHEN K. WEST
JOHN W. KENDRICK                             JOHN WINTHROP

INVESTMENT ADVISER                           PRINCIPAL UNDERWRITER
PIONEERING MANAGEMENT                        PIONEER FUNDS
CORPORATION                                  DISTRIBUTOR, INC.

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC                           LEGAL COUNSEL
ACCOUNTANTS                                  HALE AND DORR
ARTHUR ANDERSEN LLP

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109


Please call Pioneer for information on:
Existing accounts, new accounts,
prospectuses, applications
and service forms                            1-800-225-6292
Fund yields and prices                       1-800-225-4321
Toll-free fax                                1-800-225-4240
Retirement plans                             1-800-622-0176
Telecommunications Device
for the Deaf (TDD)                           1-800-225-1997


When distributed to persons who are not shareowners of the Fund, this report must be accompanied by an official prospectus, which discusses the objectives, policies, sales charges and other information about the Fund.



1295-2923
(c)Pioneer Funds Distributor, Inc.